SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 7, 2000
                                  ------------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















On December 7, 2000, General Motors Corporation's (GM) issued the following November monthly production and estimates for fourth quarter 2000 and first quarter 2001. The release is as follows:

ITEM 5.  OTHER ITEMS

   GM Announces November Monthly Production, Estimates for 4th Quarter 2000
                              and 1st Quarter 2001


      DETROIT -- General Motors Corp. today announced its November 2000 monthly production totaled 459,000 vehicles (229,000 cars and 230,000 trucks) in the United States, Canada and Mexico.

      In November 1999, GM produced 493,000 vehicles (267,000 cars and 226,000 trucks) in North America.

      In addition, the North American fourth-quarter estimate was decreased to 1,373,000 vehicles (676,000 cars and 697,000 trucks) from last month's 1,378,000 vehicles (674,000 cars and 704,000 trucks).

      For the first quarter of 2001, GM estimates it will produce 1,301,000 vehicles (635,000 cars and 666,000 trucks) in North America. In the first quarter of 2000, GM produced 1,521,000 vehicles (746,000 cars and 775,000 trucks).

      Additionally, GM estimates 2000 fourth-quarter and 2001 first-quarter production for its international regions to come in at:

      - GM Europe - 519,000 vehicles in the fourth quarter of 2000, from 530,000 in the fourth quarter of 1999. The first quarter of 2001 estimate is 574,000; production was 572,000 in the first quarter of 2000.
      - GM Asia Pacific - 73,000 vehicles in the fourth quarter of 2000, from 47,000 in the fourth quarter of 1999. The first quarter of 2001 estimate is 61,000; production was 40,000 in the first quarter of 2000.
      - GM Latin America, Africa and the Middle East - 138,000 vehicles in the fourth quarter of 2000, from 97,000 in the fourth quarter of 1999. The first quarter of 2001 estimate is 130,000; production was 118,000 in the first quarter of 2000.



      In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #


         GM Worldwide Production Schedule - 12/00

         --------  ----- ------ ----- ---------
                                       Total
Units      GMNA     GME  GMLAAM  GMAP Worldwide
 000s
         --------  ----- ------ ----- ---------
2000 Q4    1,373    519    138    73    2,103
O/(U)
 prior
forecast:@    (5)    (7)    (3)   (2)     (17)
         --------  ----- ------ ----- ---------
                                       Total
Units      GMNA    GME   GMLAAM  GMAP Worldwide
  000s
         --------  ----- ------ ----- ---------

  1997
1st Qtr.   1,442    472    130    32    2,076
2nd Qtr.   1,459    521    162    33    2,175
3rd Qtr.   1,269    417    170    31    1,887
4th Qtr.   1,458    464    142    37    2,101
   CY      5,628  1,873    604   133    8,238

  1998
1st Qtr.   1,375    424    146    36    1,981
2nd Qtr.   1,172    479    153    39    1,843
3rd Qtr.   1,002    440    137    37    1,616
4th Qtr.   1,510    522     89    36    2,157
   CY      5,059  1,864    525   148    7,596

  1999
1st Qtr.   1,506    524     93    38    2,161
2nd Qtr.   1,555    533    110    25    2,223
3rd Qtr.   1,359    427    112    47    1,945
4th Qtr.   1,453    530     97    47    2,127
   CY      5,873  2,014    412   157    8,456

  2000
1st Qtr.   1,521    572    118    40    2,251
2nd Qtr.   1,568    534    140    44    2,286
3rd Qtr.   1,319    374    151    52    1,896
4th Qtr. # 1,373    519    138    73    2,103
  CY #     5,781  1,999    547   209    8,536

  2001
1st Qtr. # 1,301    574    130    61    2,066
Qtr.#
         --------------------------------------

       @ Numbers may vary due to rounding
       * GME Production includes Saab back to 1999
       # Denotes estimate

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.


     In this press release and related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent reports on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: change in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.






                                              GENERAL MOTORS CORPORATION
                      NOVEMBER, 2000 PRODUCTION REPORT - MONTHLY PERFORMANCE & QUARTERLY FORECAST

              -------------------- -------------------- -------------------- ------  -----  ------
                 United States           Canada               Mexico         Total   Total  Total    Memo: *
              -------------------- -------------------- --------------------                        -----------
(Units 000's)  Car* Truck   Total   Car* Truck*  Total   Car   Truck  Total   Car    Truck   NAO    NUMMI CAMI
              -------------------- -------------------- -------------------- ------  -----  ------  -----------

NOVEMBER ACTUAL
---------------------------------- -------------------- -------------------- ------  -----  ------
November-00     152   167     319     61    37      98     16     26     42    229    230     459       4    9
November-99     185   182     367     65    37     102     17      7     24    267    226     493       4   10
              ------------  ------ ------------  ------ ------ ------ ------ ------  -----  ------  -----------
00 O/(U) 99     (33)  (15)    (48)    (4)    0      (4)    (1)    19     18    (38)     4     (34)      0   (1)
---------------------------------- -------------------- -------------------- ------  -----  ------  -----------

QUARTER FORECAST

---------------------------------- -------------------- -------------------- ------  -----  ------
Q:4 2000        467   527     994    162    95     257     47     75    122    676    697   1,373      12   23
O/(U) prior
              ------------  ------ ------------  ------ ------ ------ ------ ------  -----  ------  -----------
forecast:         1    (6)     (5)     1    (1)      0      0      0      0      2     (7)     (5)      0    0
---------------------------------- -------------------- -------------------- ------  -----  ------  -----------

---------------------------------- -------------------- -------------------- ------  -----  ------
Q:1 2001        458   511     969    134    86     220     43     69    112    635    666   1,301      13   14
O/(U) prior
              ------------  ------ ------------  ------ ------ ------ ------ ------  -----  ------  -----------
forecast:       458   511     969    134    86     220     43     69    112    635    666   1,301      13   14
---------------------------------- -------------------- -------------------- ------  -----  ------  -----------

              -------------------- -------------------- -------------------- ------  -----  ------
  HISTORY        United States           Canada               Mexico         Total   Total  Total    Memo: *
              -------------------- -------------------- --------------------                        -----------
(Units 000's)  Car  Truck   Total   Car  Truck   Total   Car   Truck  Total   Car    Truck   NAO    NUMMI CAMI
---------------------------------- -------------------- -------------------- ------  -----  ------  -----------
    1999
  1st Qtr       564   604   1,168    167    98     265     50     23     73    781    725   1,506      12   23
  2nd Qtr       548   657   1,205    163    96     259     49     42     91    760    795   1,555      12   23
  3rd Qtr       482   562   1,044    135    85     220     43     52     95    660    699   1,359      13   17
  4th Qtr       550   576   1,126    164    94     258     45     24     69    759    694   1,453      12   26
              ------------  ------ ------------  ------ ------ ------ ------ ------  -----  ------  ----- -----
   CALYR      2,144 2,399   4,543    629   373   1,002    187    141    328  2,960   2,913  5,873      49   89

    2000
1st Qtr (Act)   520   623   1,143    185   102     287     41     50     91    746    775   1,521      13   24
2nd Qtr (Act)   562   625   1,187    174    99     273     51     57    108    787    781   1,568      13   23
3rd Qtr (Act)   495   465     960    147    90     237     47     75    122    689    630   1,319      12   22
4th Qtr (Est)   467   527     994    162    95     257     47     75    122    676    697   1,373      12   23
              ------------  ------ ------------  ------ ------ ------ ------ ------  -----  ------  ----- -----
CALYR (Est)   2,044 2,240   4,284    668   386   1,054    186    257    443  2,898   2,883  5,781      50   92

    2001
1st Qtr (Est)   458   511     969    134    86     220     43     69    112    635    666   1,301      13   14

---------------------------------- -------------------- -------------------- ------  -----  ------
* NUMMI units included in U.S. Car: CAMI units included in Canada Car and Truck figures.
International and worldwide production totals available on Page 2 of this release.





  GENERAL MOTORS CORPORATION
  U.S. PASSENGER PRODUCTION
  MONTH OF:  NOVEMBER, 2000


                                                                 TOTAL UNITS    2000      2001        2000
  ASSEMBLY                BODY    PRODUCT      2000 MY   2001 MY  PRODUCED   MYTD THRU  MYTD THRU   CYTD THRU
   PLANT      DIVISION    CODE     TYPE        NET NOV   NET NOV  NET NOV    NOV 2000   NOV 2000    NOV 2000
-------------------------------------------------------------------------------------------------------------
BOWLING GREEN CHEVROLET    Y      CORVETTE       0        2,681     2,681     33,659     15,033      32,414

-----------------------------------------------------------------------------------------------------------
FAIRFAX       PONTIAC      W      GRAND PRIX     0       14,106    14,106    172,811     68,533     158,697
              OLDSMOBILE   W      INTRIGUE       0        4,729     4,729     80,511     22,743      56,980

-----------------------------------------------------------------------------------------------------------
HAMTRAMCK     BUICK        H      LESABRE        0        6,979     6,979    118,519     36,782      86,395
              CADILLAC     K      SEVILLE        0        2,449     2,449     34,592     14,625      26,141
              CADILLAC     K-Sp   DEVILLE        0        7,900     7,900     98,456     43,077     112,279

-----------------------------------------------------------------------------------------------------------
LANSING "C"   PONTIAC      N      GRAND AM       0        4,199     4,199     68,892     25,544      65,339
(South)       OLDSMOBILE   N      ALERO          0        9,596     9,596    137,140     54,318     128,784

-----------------------------------------------------------------------------------------------------------
LANSING "M"   PONTIAC      N      GRAND AM       0       11,140    11,140    186,963     71,590     175,052
(North)       CHEVROLET    P90    MALIBU         0        2,501     2,501          0      4,143       4,143

-----------------------------------------------------------------------------------------------------------
LANS CRAFT CTRCADILLAC     E      ELDORADO       0          662       662      5,433      6,011      11,444

-----------------------------------------------------------------------------------------------------------
LORDSTOWN     CHEVROLET    J      CAVALIER       0       20,059    20,059    258,903    117,472     234,327
              PONTIAC      J      SUNFIRE        0        6,849     6,849    100,494     41,888      86,759

-----------------------------------------------------------------------------------------------------------
OKLAHOMA CITY CHEVROLET    P90    MALIBU         0       18,002    18,002    252,519    106,277     239,432

-----------------------------------------------------------------------------------------------------------
ORION         BUICK        C      PARK AVENUE    0        3,163     3,163     52,322     20,377      42,438
              BUICK        H      LESABRE        0        6,193     6,193     82,521     33,017      65,681
              PONTIAC      H      BONNEVILLE     0        3,330     3,330     62,463     21,223      63,589
              OLDSMOBILE   G      AURORA         0        1,438     1,438          0     39,229      37,697

-----------------------------------------------------------------------------------------------------------
WILMINGTON    SATURN       J      LS/LW          0        7,752     7,752    104,232     36,099      78,883

-----------------------------------------------------------------------------------------------------------
SPRING HILL   SATURN       Z      SC/SL/SW       0       14,571    14,571    170,189     96,689     163,437

-----------------------------------------------------------------------------------------------------------
      TOTAL U.S. PASSENGER                       0      148,299   148,299  2,040,567    874,670   1,871,032
                                            ======      =======   =======  =========   ========   =========






  GENERAL MOTORS CORPORATION
  U.S. TRUCK PRODUCTION
  MONTH OF:  NOVEMBER, 2000

                                                                 TOTAL UNITS    2000      2001        2000
  ASSEMBLY                BODY  PRODUCT        2000 MY   2001 MY  PRODUCED   MYTD THRU  MYTD THRU   CYTD THRU
   PLANT      DIVISION    CODE   TYPE          NET NOV   NET NOV  NET NOV    NOV 2000   NOV 2000    NOV 2000
-------------------------------------------------------------------------------------------------------------
ARLINGTON     CHEVROLET         TAHOE 4-DR (420)   0     11,844    11,844     27,148     23,743      35,359
              GMC               YUKON 4-DR (420)   0         40        40     18,114        204       7,321

-----------------------------------------------------------------------------------------------------------
BALTIMORE     CHEVROLET         ASTRO (M) VAN      0      5,100     5,100    120,541     22,930      85,917
              GMC               SAFARI (M) VAN     0      1,871     1,871     45,729      8,540      30,691

-----------------------------------------------------------------------------------------------------------
DORAVILLE     CHEVROLET         VENTURE            0     10,206    10,206    131,377     53,633     123,568
              PONTIAC           MONTANA            0      8,483     8,483     93,617     40,643      86,491
              OLDSMOBILE        SILHOUETTE         0      3,109     3,109     45,966     15,762      36,149

-----------------------------------------------------------------------------------------------------------
FLINT         CHEVROLET         C/K PICKUP         0      2,540     2,540     56,127      5,291      33,671
              GMC               SIERRA PICKUP      0        483       483     21,021      1,446      11,932

              CHEVROLET         C/K CREW CAB (480) 0      2,786     2,786     33,071      6,587      23,362
              GMC               SIERRA CREW CAB
                                 (480)             0      1,082     1,082     10,776      2,293       7,667

-----------------------------------------------------------------------------------------------------------
FT. WAYNE     CHEVROLET         SILVERADO PICKUP   0     15,561    15,561    201,338     78,502     177,609
              GMC               SIERRA PICKUP      0      4,733     4,733     70,613     21,512      57,852

-----------------------------------------------------------------------------------------------------------
JANESVILLE #1 CHEVROLET         TAHOE 4-DR         0      8,125     8,125     78,307     50,263     125,323
              GMC               YUKON 4-DR         0      6,109     6,109     31,196     23,082      52,907

              CHEVROLET         SUBURBAN           0      1,320     1,320      1,263      5,232       6,398
              GMC               YUKON XL           0      1,426     1,426      1,027      3,768       4,689

-----------------------------------------------------------------------------------------------------------
JANESVILLE #2 CHEVROLET         KODIAK MEDIUM      0        460       460      9,564      1,217       6,152
              GMC               TOPKICK MEDIUM     0        563       563     25,474      2,290      17,541

-----------------------------------------------------------------------------------------------------------
JANESVILLE #3 CHEV/GMC          W-4 (LIGHT)        0        423       423      6,300      2,098       5,617

-----------------------------------------------------------------------------------------------------------
LINDEN        CHEVROLET         S10-PICKUP (325)   0      6,551     6,551     95,520     33,204      79,945
              GMC               SONOMA PICKUP
                                 (325)             0      1,366     1,366     13,055      6,109      14,046

              CHEVROLET         BLAZER (330)       0      5,352     5,352     78,790     29,121      68,657
              GMC               JIMMY (330)        0      2,239     2,239     13,804      8,218      17,303

-----------------------------------------------------------------------------------------------------------
MORAINE       CHEVROLET         BLAZER             0     12,200    12,200    188,018     72,253     169,701
              GMC               JIMMY              0      6,371     6,371     86,068     33,766      80,544
              OLDSMOBILE        BRAVADA            0      2,166     2,166     33,184      9,639      29,454

-----------------------------------------------------------------------------------------------------------
PONTIAC EAST  CHEVROLET         SILVERADO PICKUP   0     18,954    18,954    250,455     87,644     221,893
              GMC               SIERRA PICKUP      0      5,149     5,149     85,107     22,650      64,078

-----------------------------------------------------------------------------------------------------------
SHREVEPORT    CHEVROLET         S10-PICKUP (325)   0      9,711     9,711    162,628     58,868     148,531
              GMC               SONOMA PICKUP
                                 (325)             0      3,055     3,055     53,011     16,367      44,094

-----------------------------------------------------------------------------------------------------------
WENTZVILLE    CHEVROLET         EXPRESS (G) VAN    0      5,859     5,859    131,179     52,276     121,928
              GMC               SAVANA (G) VAN     0      1,746     1,746     51,730     16,126      41,223

-----------------------------------------------------------------------------------------------------------
      TOTAL U.S. TRUCK                             0    167,132   167,132  2,363,727    815,625   2,086,575
                                              ======   ======== ========= ==========   ========   =========

-----------------------------------------------------------------------------------------------------------
TOTAL U.S. CAR & TRUCK                           0      315,431   315,431  4,404,294  1,690,295   3,957,607
-----------------------------------------------------------------------------------------------------------




  GENERAL MOTORS CORPORATION
  CANADA PASSENGER AND TRUCK PRODUCTION
  MONTH OF:  NOVEMBER, 2000



CANADA PASSENGER PRODUCTION:

                                                                 TOTAL UNITS    2000      2001        2000
  ASSEMBLY                BODY    PRODUCT      2000 MY   2001 MY  PRODUCED   MYTD THRU  MYTD THRU   CYTD THRU
   PLANT      DIVISION    CODE     TYPE        NET NOV   NET NOV  NET NOV    NOV 2000   NOV 2000    NOV 2000
-------------------------------------------------------------------------------------------------------------
OSHAWA #1     CHEVROLET    W      IMPALA           0     19,977    19,977    221,173     95,438     193,938
              CHEVROLET    W      MONTE CARLO      0      6,282     6,282     64,347     33,940      71,299

OSHAWA #2     BUICK        W      CENTURY/REGAL    0     20,393    20,393    222,981    103,548     220,943
              CHEVROLET    W      LUMINA           0      5,781     5,781     37,493     21,562      41,777

STE. THERESE  CHEVROLET    F      CAMARO           0      3,507     3,507     45,461     17,079      40,550
              PONTIAC      F      FIREBIRD         0      2,629     2,629     31,826     12,478      28,588

-----------------------------------------------------------------------------------------------------------
      TOTAL CANADA PASSENGER                       0     58,569    58,569    623,281    284,045     597,095
                                              ======     ======   =======   ========   ========   =========



CANADA TRUCK PRODUCTION:

OSHAWA TRUCK  CHEVROLET           SILVERADO
                                   PICKUP          0     21,833    21,833    242,530    101,282     231,656
              GMC                 SIERRA PICKUP    0      8,378     8,378     66,590     34,116      69,003

-----------------------------------------------------------------------------------------------------------
      TOTAL CANADA TRUCK                           0     30,211    30,211    309,120    135,398     300,659
                                              ======    =======   =======   ========   ========    ========


-----------------------------------------------------------------------------------------------------------
TOTAL CANADA CAR & TRUCK                           0     88,780    88,780    932,401    419,443     897,754
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
TOTAL NAO - PASSENGER                              0    222,761   222,761  2,835,486  1,225,973   2,639,447
TOTAL NAO - TRUCK                                 14    223,063   223,077  2,812,847  1,071,103   2,621,966
-----------------------------------------------------------------------------------------------------------
TOTAL G.M. NORTH AMERICAN OPERATIONS              14    445,824   445,838  5,648,333  2,297,076   5,261,413
-----------------------------------------------------------------------------------------------------------



                                      # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    December 8, 2000
        ------------------
                                            By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)